               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 23, 2001

                    WHOLESALE AUTO RECEIVABLES CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                          333-57494             38-3082709
-------------------------------          ------------        -------------------
(State or other jurisdiction of          Commission           (I.R.S. Employer
incorporation or organization)           File Number         Identification No.)


Corporate Trust Center
1209 Orange Street, Wilmington, DE                               19801
---------------------------------------                        ----------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code             302-658-7851
                                                               ------------


Items 1-4.  Not Applicable.

Item 5.     Other Events

                    On August 22, 2001 the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure. Wholesale Auto Receivables Corporation will issue the following: $1,000,000,000 Floating Rate Asset Backed Term Notes, Series 2001-C ("2001-C Term Notes"). Only the 2001-C Term Notes are offered hereby. The series term sheet is attached hereto as Exhibit 99.

Item 6.             Not applicable.

Item 7.             Exhibits.

Exhibit 99.         The following is filed as an Exhibit to this Report under
                    Exhibit 99.

                        Series Term Sheet dated August 22, 2001, with respect to the proposed issuance of the Floating Rate Asset Backed Term Notes, Series 2001-C of Superior Wholesale Inventory Financing Trust VII.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        WHOLESALE AUTO RECEIVABLES CORPORATION
                                        ----------------------------------------
                                                        (Registrant)



                                        s/  WILLIAM F. MUIR
                                        ----------------------------------------
Dated:         August 23, 2001          William F. Muir, Chairman of the Board
               ---------------


                                        s/  JOHN D. FINNEGAN
                                        ----------------------------------------
Dated:         August 23, 2001          John D. Finnegan, President and Director
               ---------------

                                 EXHIBIT INDEX

Exhibit       Description                                        Page
-------       -----------                                        ----
99            Series Term Sheet dated August 22, 2001